Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 9, 2010, by and among Deerfield Capital Corp., a Maryland corporation (the “Company”) and Bounty Investments, LLC , a Delaware limited liability company (together with its successors and assigns, “Bounty”) and any additional investors satisfactory to Bounty in its sole discretion (each, an “Additional Investor” and, together with Bounty, the “Investors”).

WHEREAS, the Investors have, pursuant to that certain Senior Subordinated Convertible Note Purchase Agreement, dated as of March 22, 2010, among the Company and the Investors (the “Convertible Note Agreement”), agreed to purchase the Company’s Senior Subordinated Convertible Notes due 2017 (the “Notes”), which are convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”);

WHEREAS, the Company has, pursuant to that certain Acquisition and Investment Agreement, dated as of March 22, 2010, among the Company, Bounty and Columbus Nova Credit Investment Management, LLC, a Delaware limited liability company (the “Acquisition Agreement”), agreed to issue to Bounty a number of shares of its Common Stock determined in accordance with Section 2.1(b) thereof (the “Acquisition Shares”); and

WHEREAS, it is a condition to the closing (the “Closing”) of the transactions contemplated by the Acquisition Agreement and the Convertible Note Agreement that the Company, the Investors enter into this Agreement at or prior to the Closing in order to grant the Investors and their assigns certain registration rights as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.  For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York generally are authorized or obligated by law, regulation or executive order to close.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Demand Registration” has the meaning set forth in Section 2(a).

“Demanding Holder” means the Holder requesting registration of Registrable Securities pursuant to Section 2(a).

“Effective Date” means the time and date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Date” means, with respect to each Registration Statement that may be required pursuant to Section 2(a) hereof, (i) if the Company is a WKSI at such time, the date such additional Registration Statement is filed or (ii) if the Company is not a WKSI at such time, the earlier of: (x) the 45th day following the written notice of demand therefor by the Demanding Holder and (y) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Electing Holder” means (a) with respect to any Demand Registration pursuant to Section 2(a), each Holder other than the Demanding Holder that requests to include Registrable Securities in such Demand Registration and (b) with respect to any Piggyback Registration pursuant to Section 3(a), each Holder that requests to include Registrable Securities in such Piggyback Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means with respect to each Registration Statement that may be required pursuant to Section 2(a) hereof, (x) if the Company is then eligible to file a Registration Statement on Form S-3, the 15th day following the written notice of demand therefor by the Demanding Holder or (y) if the Company is not then eligible to file a Registration Statement on Form S-3, the 30th day following the written notice of demand therefor by the Demanding Holder, provided, however, that if the Filing Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Date shall be extended to the next Business Day on which the Commission is open for business.

“Freely Tradable” means, with respect to any security, a security that (i) is eligible to be sold by the Holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144 or (ii) (A) if certificated, does not and is not required to bear legends restricting the transfer thereof and (B) if not certificated, does not and is not required to bear a restricted CUSIP number and/or is not and is not required to be held in a “restricted account” on behalf of a Holder by the Company’s transfer agent.

“Holder” or “Holders” means the record holder or holders, as the case may be, from time to time of Notes and any Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Losses” has the meaning set forth in Section 6(a).

“Other Securities” has the meaning set forth in Section 2(d).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 3(a).

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Questionnaire” has the meaning set forth in Section 4(k).

“Registrable Securities” means (i) the Acquisition Shares, (ii) the shares of Common Stock issuable or issued upon the conversion of the Notes and (iii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clauses (i) or (ii) above or this clause (iii); provided, however, that the term “Registrable Securities” shall exclude in all cases any securities (1) sold or exchanged by a Person pursuant to an effective registration statement under the Act or in compliance with Rule 144, (2) that are Freely Tradable (it being understood that for purposes of determining eligibility for resale under this clause (2), solely with respect to clause (i) of the definition of Freely Tradable, no securities held by any Holder shall be considered Freely Tradable to the extent such Holder reasonably determines that it is an affiliate (as defined under Rule 144) of the Company) or (3) that shall have ceased to be outstanding.

“Registration Default” has the meaning set forth in Section 2(b).

“Registration Default Date” has the meaning set forth in Section 2(b).

“Registration Default Period” has the meaning set forth in Section 2(b).

“Registration Statement” means a registration statement in the form required to register the resale of the Registrable Securities, and including the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Interest” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(a).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market, or, if there is no Trading Market, any Business Day.

“Trading Market” means the principal national securities exchange on which the Common Stock is listed.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

2.                                      Demand Registration and Piggyback Rights on Demand Registrations.

(a)                                  Subject to Section 2(c), if at any time the Company receives a written request from Bounty or, if applicable in accordance with Section 2(c), an Additional Investor, that the Company register Registrable Securities under the Securities Act, the Company will prepare and file with the Commission, as promptly as reasonably practicable but not later than the applicable Filing Date, a Registration Statement covering the resale of all Registrable Securities that the Demanding Holder requests to be registered (each such registration, a “Demand Registration”);

provided, that the Company shall not be required to register the Registrable Securities unless the Demanding Holder has requested to include in such Registration at least the lesser of (A) 1,000,000 shares of Common Stock or (B) if the Commons Stock is then listed, Registrable Securities having a fair market value (based on the closing price of the Common Stock quoted on the Trading Market immediately preceding the date the request is received by the Company) of $5,000,000.  The Registration Statement (i) shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and, if the Company is a WKSI as of the Filing Date, shall be an Automatic Shelf Registration Statement and (ii) shall contain (except if otherwise requested by the Demanding Holder or required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A.  The Company will use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and will use its commercially reasonable efforts to keep the Registration Statement continuously effective from the Effectiveness Date until the earliest to occur of (i) the date on which the Demanding Holder notifies the Company in writing that all Registrable Securities included in such Registration Statement have been sold in reliance thereon or that the offering for the sale thereof (or any unsold portion thereof) has been abandoned, and (ii) 30 days following the date that such Registration Statement was declared effective by the Commission (such period, the “Effectiveness Period”).  The Company shall promptly notify all other Holders of any demand made by a Demanding Holder, and each such Holder who wishes to include all or a portion of such Holder’s Registrable Securities in the Demand Registration shall so notify the Company within fifteen days after the receipt by the Holder of the notice from the Company.  Upon any such request, the Electing Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2(d).  Neither the Company nor any other Person (other than the Demanding Holder and any Electing Holders) shall be entitled to include Other Securities in any Demand Registration without the prior written consent of the Demanding Holder.  Notwithstanding anything to the contrary in this Agreement, upon notice to the Holders, without incurring or accruing any obligation to pay any Special Interest pursuant to Section 2(b), the Company may suspend the use or effectiveness of the Registration Statement, or delay the Filing Date, for up to 30 consecutive days and up to 90 days in the aggregate, in any 365-day period (a “Suspension Period”) if the Board of Directors of the Company determines that there is a valid business purpose for extension, which valid business purpose shall include without limitation plans for a registered public offering, an acquisition or other proposed or pending corporate developments and similar events (it being agreed that the notice of the Extension Period need not state the reason therefor); provided that (i) a Suspension Period shall not prevent the Holders from requesting any Demand Registration or electing to participate in any Piggyback Registration under Section 3, (ii) a Suspension Period shall not apply to Holders in any Piggyback Registration to the extent the Company has waived the Suspension Period with respect to any registered offering of Other Securities for its own account or for the account of any other Person, which offering gives rise to such Piggyback Registration and (iii) a Suspension Period may not be in effect, and may not commence, at any time during the period from and after the date that Notes are redeemed pursuant to Section 4 of the Convertible Note Agreement through 5:00 p.m. New York City time on the date that is 10 consecutive Trading Days after the date of such redemption.  In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to such Registration Statement in connection with any sale or offer to sell Registrable Securities and not to sell any Registrable Securities pursuant thereto until such Holder has been advised in writing by the Company that the applicable Prospectus may be used or is effective (which notice the Company agrees to provide promptly following the lapse of the event or circumstance giving rise to such suspension).  Each Holder shall keep confidential the fact of the delivery of the extension notice except as required by applicable law.  If the Company delays any Filing Date pursuant to a Suspension Period, then the Demanding Holder may withdraw the Demand Registration at any time prior to the filing of the Registration Statement by providing written notice to the Company.

(b)                                 If, with respect to any Registration Statement required by this Section 2: (i) such Registration Statement is not filed on or prior to its Filing Date, (ii) such Registration Statement is not declared effective by the Commission or does not otherwise become effective on or prior to its required Effectiveness Date, (iii) the Company fails to file with the Commission a request for acceleration with Rule 461 promulgated under the Securities Act, within five Trading Days of the date on which the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be reviewed or is not subject to further review, or (iv) after its Effective Date, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period (in each case, except as specifically permitted herein with respect to any applicable Suspension Period and subject to Section 2(d)) (any such failure or breach being referred to as a “Registration Default”, and for purposes of clauses (i) or (ii) the date on which such Registration Default occurs, and for purposes of clause (iii) the date on which such five Trading Day period is exceeded and for purposes of clause (iv) the date on which the Registration Statement ceases to be effective and available, being referred to as the “Registration Default Date” and each period from and including the Registration Default Date during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, during the Registration Default Period, in addition to any other rights available to the Holders (including, without limitation, pursuant to Section 8(a)), the Company will pay a special payment (collectively, “Special Interest”) to Holders (x) in respect of each Note convertible into shares of Common Stock that, when issued, will constitute Registrable Securities (which, for the avoidance of doubt, shall be deemed to constitute Registrable Securities to the extent such Holder reasonably determines that it is, or upon conversion of such Notes would reasonably be expected to become, an affiliate (as defined under Rule 144) of the Company), in an amount equal to 1.0% per annum of the principal amount of such Note and, without duplication, (y) in respect of each share of Common Stock issued upon conversion of Notes and that is a Registrable Security, in an amount equal to 1.0% per annum of the quotient of $1,000 divided by the number of shares of Common Stock issued upon conversion of such Notes; provided that (i) no Special Interest shall accrue or be payable in respect of the Acquisition Shares and (ii) the obligation to pay Special Interest in respect of a Demand Registration may be waived with respect to all Registrable Securities covered thereby in the sole discretion of the applicable Demanding Holder.  Special Interest shall accrue from the applicable Registration Default Date until all Registration Defaults have been cured and shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 following the applicable Registration Default Date to the record holder of the applicable security on the date that is 15 days prior to such payment date, until paid in full.  Special Interest payable in respect of any Registration Default Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Special Interest shall be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may have occurred and be continuing.

(c)                                  The Company shall not be required to effect a Demand Registration of Registrable Securities pursuant to this Section 2 (x) at the request of Bounty if the Company has effected a total of four (4) Demand Registrations at the request of Bounty, or (y) in the event an Additional Investor executes this Agreement at Closing, as permitted by Bounty in its sole discretion, (i) at the request of Bounty if the Company has effected a total of three (3) Demand Registrations at the request of Bounty, and (ii) at the request of such Additional Investor if the Company has effected a total of one (1) Demand Registration at the request of such Additional Investor, in each case in accordance with the terms of this Section 2, and each Registration Statement filed upon such Demand Registration was declared or ordered effective by the Commission and was maintained effective by the Company throughout the Effectiveness Period as required by Section 2(a); provided further that, for the avoidance of doubt, any Demand Registration that is delayed or interrupted due to a Suspension Period, for which demand has been withdrawn in accordance with Section 2(a), or otherwise not maintained available to the Demanding Holder and Electing Holders (subject to Section 2(d)) at all times through the Effectiveness Period shall not constitute one of the four Demand Registrations permitted under this clause 2(c).

(d)                                 If the Demand Registration is an underwritten offering and if the managing underwriter or underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holder in writing that it is their good faith opinion that the total amount of Registrable Securities which the Demanding Holder desires to sell, taken together with all shares of Common Stock or other equity securities of the Company (such Common Stock and other equity securities (other than Registrable Securities) collectively, “Other Securities”), which the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or aggregate dollar amount of such securities that can be sold without having an adverse effect on the price, timing, distribution method or successful offering of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter or underwriters can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (i) first, all Registrable Securities being sold by the Demanding Holder and Electing Holders, pro rata, based on the number of Registrable Securities that each such Holder has requested be included in such Demand Registration; (ii) second, all Other Securities being sold by the Company; and (iii) third, all Other Securities of any holders thereof requesting inclusion in such Demand Registration, pro rata, based on the number of Other Securities that each such Person has requested be included in such Demand Registration.

(e)                                  Notwithstanding anything to the contrary herein, in no event shall the Company be required to file or cause to be declared effective a Registration Statement providing for the resale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 or otherwise for a period longer than 30 days.

3.                                      Piggyback Rights on Company or Third Party Registrations.

(a)                                  Subject to the terms and conditions of this Agreement, if at any time after the date hereof, the Company files a registration statement under the Securities Act with respect to an offering of Other Securities, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan or (iii) filed pursuant to a Demand Registration in accordance with Section 2), then the Company shall use commercially reasonably efforts to give written notice of such filing to the Holders at least 10 Business Days before the anticipated filing date (or such later date as it becomes commercially reasonable to provide such notice) (the “Piggyback Notice”).  The Piggyback Notice and the contents thereof shall be kept confidential by the Holders and their respective Affiliates and representatives, and the Holders shall be responsible for breaches of confidentiality by their respective Affiliates and representatives.  The Piggyback Notice shall offer the Holders the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as they may reasonably request (a “Piggyback Registration”).  Subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from the Holders written requests for inclusion therein within 10 Business Days following receipt of any Piggyback Notice by the Holders, which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Electing Holders and the intended method of distribution.  For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Company may not commence or permit the commencement of any sale of Other Securities for its own account or the account of another Person that is not a Holder in a public offering to which this Section 3 applies unless the Holders shall have received the Piggyback Notice in respect to such public offering not less than 10 Business Days prior to the commencement of such sale of Other Securities.  The Electing Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two Business Days prior to the effective date of the registration statement relating to such Piggyback Registration.  No Piggyback Registration shall count towards the number of demand registrations that any Holder is entitled to make pursuant to Section 2.

(b)                                 If any Other Securities Registered in accordance with the procedures set forth in Section 3(a) are to be sold in an underwritten offering, (1) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (2) the Electing Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter or underwriters of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, the timing or the method of distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter or underwriters can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (x) to the extent such public offering is the result of a registration initiated by the Company, (i) first, all Other Securities being sold by the Company; (ii) second, the Registrable Securities as to which Registration has been requested by the Electing Holders, pro rata, based on the number of Registrable Securities beneficially owned by the Electing Holders; and (iii) third, all Other Securities of any holders thereof (other than the Company and the Electing Holders) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities or (y) to the extent such public offering is the result of a registration by any Persons (other than the Company or the Holders) exercising a contractual right to demand registration not included in this Agreement, (i) first, all Other Securities owned by such Persons exercising the contractual right, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities; (ii) second, the Registrable Securities as to which Registration has been requested by the Electing Holders, pro rata, based on the number of Registrable Securities beneficially owned by such Electing Holders; (iii) third, all Other Securities being sold by the Company; and (iv) fourth, all Other Securities requested to be included in such registration by other holders thereof (other than the Company and the Holders), pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities.

4.                                      Registration Procedures.

The procedures to be followed by the Company and each selling Holder, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of a Registration Statement, and the distribution of Registrable Securities pursuant thereto, are as follows:

(a)                                  The Company will, as promptly as practicable prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the reasonable review of such Holders and (ii) use its reasonable efforts to address in each such document when so filed with the Commission such comments as the Holders reasonably shall propose.

(b)                                 The Company will use commercially reasonable efforts to (i)  prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law with respect to the disposition of all Registrable Securities covered by such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “selling stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company.

(c)                                  The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(d)                                 The Company will notify the Holders as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as “selling stockholders” or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “selling stockholders” or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of (but not the nature or details concerning) any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  The Company will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment, or if any such order or suspension is made effective during any Suspension Period, as soon as reasonably practicable after the Suspension Period is over.

(f)                                    During the Effectiveness Period, the Company will furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(g)                                 The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request during the Effectiveness Period.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)                                 The Company will, prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or Blue Sky laws of those jurisdictions within the United States as any Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company will not be required to (i) qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or (ii) take any action which would subject the Company to general service of process or any material tax in any such jurisdiction where it is not then so subject.

(i)                                     The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Acquisition Agreement and the Convertible Note Agreement and/or Notes, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.  In connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(j)                                     Upon the occurrence of any event contemplated by Section 4(d)(v), as promptly as reasonably possible, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k)                                  In connection with filing any Registration Statement, the Company may require each Holder that wishes to include Registrable Securities in such Registration Statement to furnish to the Company a certified statement as to the securities of the Company (including shares of Common Stock issuable upon conversion of Notes) beneficially owned by such Holder and any Affiliate thereof substantially in the form of Exhibit A hereto (the “Questionnaire”) for use in connection with the Registration Statement at least ten (10) Trading Days prior to the filing of the Registration Statement.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Questionnaire.  Each Holder acknowledges and agrees that the information in the Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.  The Company agrees to periodically update the Prospectus upon request to add any Holders who have delivered a Questionnaire since initial filing or the last such update as selling securityholders in the Prospectus.

(l)                                     The Holders may distribute the Registrable Securities by means of an underwritten offering; provided that (a) the Demanding Holder provides written notice to the Company of its intention to distribute Registrable Securities by means of an underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by the Demanding Holder (provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company), (c) each Holder participating in such underwritten offering agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.  The Company hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

(m)                               In the event the Holders seek to complete an underwritten offering, for a reasonable period prior to the filing of any Registration Statement, and throughout the Effectiveness Period, the Company will make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection by the managing underwriter or underwriters selected in accordance with Section 4(l), such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) in the judgment of legal counsel for such managing underwriter or underwriters, to conduct a reasonable investigation within the meaning of

Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Holders (and any managing underwriter or underwriters) shall be conducted by legal counsel to the Holders (and legal counsel to such managing underwriter or underwriters); and provided further that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Registration Statement or in any other manner other than through the release of such information by any Person afforded access to such information pursuant hereto), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement so that the Company may seek to object to such subpoena or order, or to make such disclosure subject to a protective order or confidentiality agreement).

(n)                                 Each Holder hereby acknowledges the restrictions on the transfer of the Acquisition Shares as set forth in the Acquisition Agreement, and the Notes and the underlying shares of Common Stock into which the Notes are convertible as set forth in the Convertible Note Agreement, and expressly acknowledges and agrees that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Acquisition Agreement or the Convertible Note Agreement, as applicable.

5.                                      Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, but including all legal fees and expenses of one legal counsel to the Holders) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  For the avoidance of doubt, each Holder shall pay all underwriting and placement discounts and commissions, agency and placement fees, brokers’ commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities.  In addition to the foregoing, the Company shall pay the reasonable legal fees and expenses of the single counsel to the Holders in connection with the Registration Statement (not to exceed $50,000 in the aggregate); provided, however, if the Holders reasonably determine that local counsel is required in connection with the Registration Statement, then the Company shall be obligated to pay such reasonable legal fees and expense as well (not to exceed $15,000 in the aggregate).

6.                                      Indemnification.

(a)                                  Indemnification by the Company.  The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, stockholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Person expressly for use therein pursuant to Section 4(k).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)                                 Indemnification by Holders.  Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder in the Questionnaire or otherwise expressly for use therein.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be permitted to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms and conditions of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)                                 Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Acquisition Agreement.

7.                                      Facilitation of Sales Pursuant to Rule 144.  To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8.                                      Miscellaneous.

(a)                                  Termination.  The rights granted under this Agreement shall automatically terminate upon the earlier of (i) such time as there are no outstanding Registrable Securities and (ii) the date and time at which all of the Registrable Securities are Freely Tradable.

(b)                                 Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(c)                                  Compliance.  Subject to the Company’s compliance with its obligations set forth under Section 4, each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d)                                 Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(d), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)                                  Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors; provided that that any requirement hereunder in respect of a Demand Registration (including any obligation to pay Special Interest in respect thereof) may be waived or modified with respect to all Registrable Securities covered thereby in a written instrument signed by the Company and the applicable Demanding Holder.  The Company shall provide prior notice to all Holders of any proposed waiver or amendment.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)                                    Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time)

on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Deerfield Capital Corp.
6250 North River Road
9th Floor
Rosemont, Illinois 60018
Attention: Robert Contreras
Telephone: (773) 380-1600
Facsimile No: (773) 380-1695
Email: rcontreras@deerfieldcapital.com

With a copy to:	Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Attention: Marc Weingarten, Esq.
Telephone: (212) 756-2000
Facsimile No: (212) 593-5955
Email: marc.weingarten@srz.com

If to Bounty:	c/o Columbus Nova Partners, LLC 601 Lexington Avenue, 58th Floor New York, NY 10022 Attention: Paul Lipari Telephone: (212) 418-9600 Facsimile No: (646) 349-1091 Email: plipari@columbusnova.com

With a copy to:	Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Attention: Dennis D. Lamont
Telephone: (212) 906-1200
Facsimile: (212) 751-4864
Email: dennis.lamont@lw.com

If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the applicable register for the Registrable Securities, or after delivery of a Questionnaire by such Holder, as provided in such Questionnaire or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Acquisition Agreement or the Convertible Note Agreement.  The Company may not assign its rights or obligations hereunder without the prior written consent of the other parties hereto (other than by operation of merger).

(h)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(i)            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

(j)            Submission to Jurisdiction.  Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(k)           Waiver of Venue.  Each of the parties to this Agreement irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8(i) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(l)            Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

(o)           Headings; Section References.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.  Unless otherwise stated, references to Sections, Schedules and Exhibits are to the Sections, Schedules and Exhibits of this Agreement.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DEERFIELD CAPITAL CORP.

By:	/s/ Jonathan Trutter
Name:	Jonathan Trutter
Title:	Chief Executive Officer

INVESTORS:

BOUNTY INVESTMENTS, LLC

By:	/s/ Andrew Intrater
Name:	Andrew Intrater
Title:	Chief Executive Officer

ANNEX A

PLAN OF DISTRIBUTION

The holders of Securities (defined below) selling or otherwise disposing of such Securities pursuant hereto (the “Selling Securityholders”) and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock of the Company or other securities of the Company included for public offering in this prospectus (collectively, “Securities”) or interests in Securities on any stock exchange, market or trading facility on which the Securities are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.  The Selling Securityholders may use one or more of the following methods when disposing of the Securities or interests therein:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  broker-dealers may agree with the Selling Securityholders to sell a specified number of such Securities at a stipulated price per share;

•                  a combination of any such methods of disposition; and

•                  any other method permitted pursuant to applicable law.

The Selling Securityholders may also sell Securities under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Securityholders may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Securityholders (or, if any broker-dealer acts as agent for the purchaser of

Securities, from the purchaser) in amounts to be negotiated.  The Selling Securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Securityholders may from time to time pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell Securities from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as Selling Securityholders under this prospectus.

Upon the Company being notified in writing by a Selling Securityholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Securityholder and of the participating broker-dealer(s), (ii) the number of Securities involved, (iii) the price at which such Securities were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon the Company being notified in writing by a Selling Securityholder that a donee or pledge intends to sell more than 500 Securities, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Securityholders also may transfer the Securities in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of Securities or interests in Securities, the Selling Securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume.  The Selling Securityholders may also sell Securities of Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities.  The Selling Securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Securities offered by this prospectus, which Securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Securityholders may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions.  If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions.  If so, the third party may use securities pledged by the Selling Securityholders or borrowed from the Selling Securityholders or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from the Selling Securityholders in settlement of those derivatives to close out any related open borrowings of stock.  The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

The Company has advised the Selling Securityholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the Securities.  The foregoing may affect the marketability of the Securities.

The Company is required to pay all fees and expenses incident to the registration of the Securities.  The Company has agreed to indemnify the Selling Securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

EXHIBIT A

FORM OF

SELLING SECURITYHOLDER QUESTIONNAIRE

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of June 9, 2010, by and among Deerfield Capital Corp., (the “Company”), Bounty Investments, LLC (“Bounty”) and any additional investors satisfactory to Bounty.  Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned Holder (the “Selling Securityholder”) of the Registrable Securities is providing this Selling Securityholder Questionnaire pursuant to Section 4(k) of the Registration Rights Agreement.  The Selling Securityholder, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement.  The Selling Securityholder hereby acknowledges its indemnity obligations pursuant to Section 6(b) of the Registration Rights Agreement.

The Selling Securityholder provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2) Address for Notices to Selling Securityholder:

Telephone (including area code):
Fax (including area code):
Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

	(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

	(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?
Yes	☐
No	☐
If “Yes”, please answer subsection (a) and subsection (b):
(a) Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?
Yes ☐
No ☐
(b) If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?
Yes	☐
No	☐
If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a) Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?
Yes ☐
No ☐
Explain:

(b)  Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

	Yes	☐
	No	☐
Explain:

(8)	Is the Selling Securityholder a non-public entity?
Yes	☐
No	☐
If “Yes”, please answer subsection (a):
(a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)           Plan of Distribution:

The Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement in accordance with the Plan of Distribution attached as Annex A to the Registration Rights Agreement.

The Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement.  The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In the event the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Registration Statement, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Registration Statement remains effective.  All notices to the Selling Securityholder pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Registration Statement and the related Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

By signing below, the undersigned agrees that if the Company notifies the undersigned that the Registration Statement is not available pursuant to the terms of the Registration Rights Agreement, the undersigned will suspend use of the Prospectus until notice from the Company that the Prospectus is again available.

Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above.  This Selling Securityholder Questionnaire shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED

SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT: